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                                                                    Exhibit 10.2


                                 AMENDMENT NO. 1
                                       TO
                           THE A CONSULTING TEAM, INC.
              AMENDED AND RESTATED 1997 STOCK OPTION AND AWARD PLAN

         THIS AMENDMENT NO. 1 is made by The A Consulting Team, Inc., a New York corporation (the "Company").

                                   WITNESSETH

         WHEREAS, the Company adopted The A Consulting Team, Inc. Amended and Restated 1997 Stock Option and Award Plan (the "Plan");

         WHEREAS, through a series of amendments and restatements, the Plan currently is authorized to issue 1,200,000 shares of the Company's common stock (the "Shares") pursuant to awards granted thereunder;

         WHEREAS, pursuant to Section 11.1 of the Plan, the Company may amend the Plan, or any part thereof, at any time and for any reason;

         WHEREAS, the Company wants to reduce the number of Shares authorized for issuance pursuant to awards granted under the Plan and make any conforming changes that it deems are necessary as result of such reduction;

         NOW, THEREFORE, pursuant to the rights reserved under Section 11.1 of the Plan, the Company hereby amends the Plan as follows:

         1. Section 4.1 of the Plan is amended in its entirety to read as follows:

                  NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 460,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

         2. Section 4.4 of the Plan is amended by replacing "1,200,000" for "460,000."

         3.       Except as set forth herein, the Plan shall remain unmodified.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed by a duly authorized officer as of the _____ day of June 2006.

                                    THE A CONSULTING TEAM, INC.


                                    By:________________________________________
                                        Name:
                                        Title: